EXHIBIT 10.17

ASSET  PURCHASE  AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into this 9th day of August 2001, by and among MARKETCETCENTRAL.NET CORP, a Texas corporation, ("Purchaser"), and COMPUTER HARDWARE CORPORATION, a Panamanian corporation ("Seller").

Explanatory  Statement

     A. Seller owns Online Asset Courtesy. Inc ("OACI") located at Cuba Avenue, 34th Street East, Building Number 34-20, Panama City, Panama 5.

     B. Purchaser desires to purchase and Seller desires to sell the sole Assets on all terms and conditions slated herein.

     (1)     24,250  UNITS  of  AdServersOnline,  LLC

     (2)     100%  ownership  of  OACI

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:
1.     Purchase  and  Sale  of  Assets.

     1.1     Purchaser  shall  purchase  the  Assets  of Seller as itemized
Clause D.

     1.2 Purchase AND SALE. Upon closing on the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined herein) the Seller shall sell, assign, transfer and deliver to the Purchaser and the Purchaser shall purchase from the Seller all of the rights, title and interest of Seller in and to the assets of the Seller (the "Assets"):

     1.3 All of the Seller's goodwill and copies of all of Seller's books and records relating or pertaining to OACI including all banking records
(hereinafter collectively referred to as the "Records"). The Seller shall deliver to the Purchaser copies of the Records upon closing


     1.4 Purchase Price for Assets;. The purchase price for the Assets shall be in the form of an equity, whereby Seller shall receive 31,250 Common shares of MKCT and a Three-Year Warrant to purchase five hundred thousand (500,000) shares of MKCT common stock at ten cents ($0.10 cents) (the "Purchase Price").

     1.5. Payment of Aggregate Price. On the terms and subject to the conditions of this Agreement, at Closing the Purchaser shall deliver to Seller 32,250 shares of MKCT common Stock and a warrant to purchase 500,000 shares.

     2. Liabilities of Seller. Anything contained in this Agreement to the contrary notwithstanding, the Seller shall be and remain solely liable and responsible for all debts, obligations, duties, and liabilities of the Seller and the Business incurred prior to Closing, The Purchaser does not and shall not assume, agree to pay any debts, obligations, duties or liabilities of any nature of the Seller or the Business INCURRED prior to Closing, including, but not limited to, any debts, obligations, duties or liabilities relating to the Seller, regardless of whether any such debt, obligation, duties or liability arises under any contract, agreement, practice. arrangement, statute, law, ordinance, rule, regulation or otherwise, and nothing in this Agreement or otherwise is intended or shall be construed to the contrary.

     3. CREDITOR MATTERS; PRESENT AND Reasonably Equivalent Value. The transactions contemplated by this Agreement are intended by the parties to be a contemporaneous exchange between the Seller and the Purchaser and will be accomplished at Closing. The transactions contemplated by this Agreement represent a regularly conducted, noncollusive sale, and have been negotiated by the panics in an arms-length manner with due regard for the respective obligations of the parties and value of the assets transferred,

     4. Assembly of Assets. Seller shall assemble all of the Assets for delivery to Purchaser at Closing

     5. Approvals; Permits, Licenses and Authorizations. Promptly after the execution of this Agreement, the Seller and Purchaser shall use their best efforts to obtain SUCH APPROVALS, consents, permits, licenses and authorizations, if any, of all (Governments and Governmental Agencies (as hereinafter defined) as may be required to complete lawfully the transactions contemplated hereby and to enable the Purchaser to acquire the Assets and operate the Business as operated by Seller and in full compliance with any and all applicable laws, rules and regulations. The Seller agrees to cooperate fully, execute, acknowledge, swear to, seal and deliver such instruments and documents and take all such other and further actions as may be necessary or desirable in order to obtain such approvals, consents, permits, licenses and authorizations.

6.     Representations  AND  WARRANTIES.

     6.1. Representations and Warranties of Sellers and Stockholders. THE SELLER represents and warrants to the Purchaser as of the date hereof and as of THE Closing on the Closing Date that:

6.2 DUE ORGANIZATION; NAME AND ADDRESS; Good STANDING Authority OF Seller. THE SELLER IS A CORPORATION DULY organized, VALIDLY EXISTING and in good standing under the laws OF PANAMA.

     7. AUTHORIZATION AND Validity Agreements. The Seller has the full right, power and authority to execute, acknowledge, seal and deliver this Agreement and to perform the transactions contemplated by this Agreement. The execution, acknowledgment, sealing and delivery of this Agreement by the Seller, and the performance by the Seller of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action.

     This Agreement has been duly executed, acknowledged, sealed and delivered by the Seller and is the legal, valid and binding obligation of the Seller, enforceable against the Seller and in accordance with its terms.

     8. Agreement Not in Conflict with Other Instruments: Required Approvals Obtained The execution, acknowledgment, sealing, delivery, and performance of this Agreement and the Consulting and Noncompetition Agreements by the Seller, and the consummation of the transactions contemplated by this Agreement and the Consulting will not (a) violate or require any consent, approval, or filing under, (i) any common law, law, statute, ordinance, rule or regulation (collectively referred to throughout this Agreement as "Laws") of any federal, state or Local government (collectively referred to throughout this Agreement as "Governments") or any agency, bureau, commission, instrumentality or judicial body of any Governments (collectively referred to throughout this Agreement as "Governmental Agencies"), or (ii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which the Seller, any of the Assets or any of the Stockholders are bound; (b) conflict with, require any consent, approval, or filing under, result in the breach or termination of any provision of, constitute a default under, or result in the creation of any claim, security interest, lien, charge, or encumberance upon any of the Assets pursuant to, (i) the Seller's Articles or Bylaws, (ii) any indenture, mortgage, deed of trust, license, permit, approval, consent, franchise, lease, contract, or other instrument, document or agreement to which the Seller is a party or by which the Seller's Assets are bound, or (iii) any judgment, injunction, order, writ or decree of any court, arbitrator, Government or Governmental Agency by which the Seller or any of the Assets is bound; and all permits, licenses and authorizations of any Government or Governmental Agency required to be obtained prior to the Closing, shall have been obtained and shall be in full force and effect as of the Closing Date,

     8.1. CONDUCT OF BUSINESS IN COMPLIANCE WITH Regulatory and CONTRACTUAL Requirements. The Seller has conducted and is conducting its business in compliance with all applicable Laws of all Governments and Governmental Agencies. The Seller (i) is in compliance with all laws of all Governments and Governmental Agencies applicable with respect thereto, and (ii) are in compliance with all restrictions, covenants, agreements, contracts, commitments, understandings and arrangements applicable with respect thereto.

8.2. Legal PROCEEDINGS. There is no action, suit, proceeding, claim or arbitration, or any investigation by any person or entity, including, but not limited to, any Government or Governmental Agency, (I) pending, to which the Seller is a party, or to the knowledge of the Seller or any of the Stockholders, threatened against or relating to the Seller, the Business or any of the Assets, or (ii) challenging the Seller's right to execute, acknowledge, seal, deliver, perform under or consummate the transactions contemplated by this Agreement,
(iii) asserting any right with respect to any of the Assets, and, in each such case, There is no basis for any such action, suit, proceeding, claim, arbitration or investigation.

     8.3. Tax Matters. All information reported on the Tax Returns and in the Tax Documents is true, accurate, and complete. The Seller is not a party to, ard is not aware of, any pending or threatened action, suit, proceeding, or assessment against it for the collection of taxes by any Government or Governmental Agency. The Seller has duly and timely filed with all appropriate Governments and Governmental Agencies, all tax returns, information returns, and reports required to be filed by the Seller

     9.0. Records. The Records have been delivered by the Seller to the Purchaser or that shall be delivered by the Seller to the Purchaser are true, complete and correct.

     10.0. Absence of Certain Changes or Events Since January 4, 2002 the Seller has not:

     10,1. Incurred any indebtedness, obligation, duty or liability (contingent or otherwise) or acted as a guarantor or surety of any debt, except normal trade or business obligations incurred in the ordinary course of the Seller's business, as such business has been operated historically, or incurred any debt.

     10.2 Subjected to pledge, lien, charge, claim, security interest, agreement, deed of trust or encumbrance any of the Assets.

     10.3. Adverse Conditions. Seller has no knowledge of any past, present or future condition, state of facts or circumstances which has affected or which might affect adversely the Business or prevent the Purchaser from carrying on the Business in the manner Seller historically has conducted the Business.

     10.4 Pull Disclosure. This Agreement (including the Exhibits hereto) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading. There is no fact known to the Seller or to any of the Stockholders which is not disclosed in this Agreement which does or may materially adversely affect the accuracy of the representations and warranties contained in this Agreement or the Seller's financial condition, operations, business, earnings, assets, or liabilities.

10.5 Disclaimer of Fraudulent Intent The transactions described in this Agreement have been undertaken by Seller in good faith, considering their obligations to any person or entity to whom the Seller owes a right to payment, whether or not the right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured (collectively such persons with such claims are called
"Creditors" under this paragraph), and have undertaken these transactions without any intent to hinder, delay or defraud any such Creditors, and either have disclosed in the ordinary course of business or will undertake to disclose to all such Creditors the existence of this transaction, and have not and will not conceal this transaction or the proceeds of this transaction from any such Creditors. Seller and the Stockholders further represent and warrant that: (1) they will not retain possession or control of any of the property transferred under this Agreement following the closing; (ii) the Seller and the has not been sued or threatened with suit by any Creditor prior to the execution of this Agreement;
(iii)  the  Seller  have not removed or concealed any assets from any Creditors;
(iv) the Seller has not incurred any individual or aggregate substantial debt that is significantly greater than the normal and customary debts of the Seller and the Stockholders in the ordinary course of business; and (v) the Seller, at closing believes in good faith that Seller will receive consideration reasonably equivalent to the value of the assets transferred under this Agreement.

     10.6. Representations and Warranties a/the Purchaser. The Purchaser represents and warrants to the Seller, as of the date hereof and as of the Closing on the Closing Date that:

     10.7. Due Organization; Good Standing; Power. Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Texas. The Purchaser has full right power and authority to enter into this Agreement and to perform its obligations hereunder.

     10.8. AUTHORIZATION AND Validity OF DOCUMENTS. This Agreement has been duly executed, acknowledged, sealed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser.

     10.9. No Brokerage. The Purchaser has not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions, or the like in connection with this Agreement or the transactions contemplated hereby.


11.     CLOSING

     11.1. Time, Date and Place, The closing of the purchase and sale of the Assets and the other transactions contemplated by this Agreement (referred to throughout this Agreement as the "Closing") shall take place at the offices of MarketCentral, net Corp. at 10:00 o'clock AM., Mountain Time, on a date to be determined by the parties hereto. The time, place and date of the Closing are referred to throughout this Agreement as the "Closing Date."

     11.2. Seller's Conditions to Close. The Seller's obligation to close the transactions contemplated hereby at the Closing shall be subject to the complete satisfaction and fulfillment of all of the following conditions precedent, any or all of which way be waived in whole or in part by the Seller (but no such waiver of any such condition precedent shall be or constitute a waiver of any covenant, promise, agreement, representation or warranty made by the Purchaser in this Agreement):

     11.3 All representations and warranties made by the Purchaser in this Agreement shall be complete and accurate at and as of the Closing on the Closing Date.

     11.3. All covenants, promises and agreements made by the Purchaser in this Agreement and all other actions required to be performed or complied with by the Purchaser under this Agreement prior to or at the Closing shall have been fully performed or complied with by the Purchaser.

     11.4. All representations and warranties made by the Seller and the Stockholders in this Agreement shall be complete and accurate at and as of the Closing on the Closing Date.

     11.5. Actions to Be Taken at the Closing. At the Closing, the following actions, among others, shall occur:

     11.6. The Seller shall deliver to the Purchaser the Ownership of OACI, and 24,250 UNITS of AdserversOnline, LLC.

     11.7. The Seller shall execute and deliver to the Purchaser a Bill of Sale assigning, transferring and conveying the Assets to Purchaser with warranties of merchantable title to the Assets.

     11.8     The  Purchaser  shall  deliver  to  the  Shares  to  Seller.


     12. CONTEMPORANEOUS TRANSFER. All transfers, assignments, conveyances, and transactions under this Agreement shall be effected contemporaneously and shall be a contemporaneous exchange for present value between the Seller and the Stockholders and the Purchaser.

     13. Effective Date of Transfer AND CLOSING Notwithstanding anything to the contrary in this Agreement, the Purchaser may extend and postpone the closing, and the delivery of consideration hereof, and the closing as extended shall be regarded as contemporaneous and simultaneous, until (i) all deeds and conveyances of real property have been so far perfected that a good faith purchaser of the real property from the Seller and the Stockholders against whom applicable law permits the transfer to be perfected cannot acquire an interest in the real properties superior to the interests of the Purchaser; (ii) with respect to assets that are not real property, or that are fixtures, when the transfer to the Purchaser is so far perfected that a creditor on a simple contract cannot acquire a judicial lien against the Seller and the Stockholders superior to the interests of the Purchaser; and (iii) until the Purchaser has physical possession of all other such assets.

     14. OPERATION OF BUSINESS. From and after the close of business on the day immediately preceding the Closing Date, the Seller shall cease to operate the Business and shall thereafter not take any action with respect to any of the Assets or the Business, except as expressly provided herein.

     15.     LNDEMNIFICATION

     15.1. lndemntlication by Seller and Stockholders. The Seller shall defend, indemnify and hold harmless the Purchaser, its officers, directors, stockholders, agents, servants and employees and their respective heirs, personal and legal representatives, guardians. successors and assigns, from and against any and all claims, treats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys' and experts fees and court costs) of every kind and nature arising out of, resulting from, or in connection with:

     15.2. Any misrepresentation or breach by the Seller or by any of the Stockholders of any representation or warranty contained in this Agreement.

     15.3. Any nonperformance, failure to comply or breach by Seller or by any of the Stockholders of any covenant, promise or agreement of the Seller or of any of the Stockholders contained in this Agreement.

     15.4. Any debts, obligations, duties and liabilities of the Seller or any of the Stockholders.

     15.5. Any matter, act, thing or occurrence caused by or resulting from any act & omission of Seller or of any of the Stockholders prior to the Closing.

     16. Indemnification by Purchaser. Purchaser shall defend, indemnify and hold harmless the Seller, its officers, directors, stockholders, agents, servants and employees, and the Stockholders and their respective heirs, personal and legal representatives, guardians, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys' and experts' fees and court costs) of every kind and nature arising out of, resulting from, or in connection with:

     16.1,     Any  misrepresentation,  omission  or  breach by Purchaser of any representation  or  warranty  contained  in  this  Agreement.

     16.2. Any nonperformance, failure to comply or breach by the Purchaser of any covenant, promise or agreement of the Purchaser contained in this Agreement.

     17. Expenses of Transactions. All sales, transfer and use taxes incurred in connection with the sale, assignment, transfer and delivery of the Assets shall be paid by the Seller.

     18.     Miscellaneous.

   18.1. Survival of Representations, Warranties and Agreements All of the representations, warranties, covenants, promises and agreements of the parties contained in this Agreement (or in any document delivered or to be delivered pursuant to this Agreement or at or in connection with the Closing) shall survive the execution, acknowledgment, sealing and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     18.2. Notices All notices, requests, demands, consents, and other communications which are required or may be given under this Agreement (collectively, the "Notices") shall be in writing and shall be given either (a) by personal delivery against a receipted copy, or (b) by certified or registered United States mail, return receipt requested, postage prepaid, to the following addresses:

(i)     If  to  Seller,  to:

Computer  Hardware  Corp
Cuba  Avenue,  34"'  Street  East,
Building  Number  34-20,
Panama  City,  Panama  5.
Attn:  Lenka  Adameikova

(iii)  If  to  the  Purchaser:

MarketCentral.net  Corp
6401 South Boston Street
Q205
Englewood  Colorado  8011.1
Attn:  Paul  Taylor


or to such other address of which written notice in accordance with this Section shall have been provided by such party. Notices may only be given in the manner hereinabove described in this Section and shall be deemed received when given in such manner.

     19. ENTIRE Agreement This Agreement constitutes the full, entire and integrated agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, correspondence, understandings and agreements among the parties hereto respecting the subject matter hereof.

     20. Assignability This Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto; provided, however, the Purchaser may assign this Agreement to any corporation or other entity owned or controlled by the present stockholders of the Purchaser or either of them without notice to or the consent of the Seller or the Stockholders and, upon such assignment, shall be released and relieved from any further duty, liability or obligation hereunder.

     21. BINDING EFFECT; BENEFIT This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal and legal representatives, guardians, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations, or liabilities

     22. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating or rendering unenforceable the remaining provisions of this Agreement.

     23. Amendment; Waiver. No provision of this Agreement may be amended, waived or otherwise modified without the prior written consent of all of the parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement herein contained. The waiver by any party hereto of a breach of any provision or condition contained in this Agreement shall not operate or be construed as a waiver of any subsequent breach or of any other conditions hereof.

     24. SECTION Headings. The section and other headings contained in this Agreement are FOR reference purposes only and shall not affect the meaning or interpretation of this Agreement.


     25. Counterparts. This Agreement may be executed in any number OF counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     26. Applicable Law; Jurisdiction and Venue; Service of PROCESS This Agreement was made in the State of Texas, and shall be governed by, construed, interpreted and enforced in accordance with the laws of the State of Texas

     27. Remedies. The parties hereto acknowledge that in the event of a breach of this Agreement, any claim for monetary damages hereunder may not constitute an adequate remedy, and that it may therefore be necessary for the protection of the parties and to carry out the terms of this Agreement to apply for the specific performance of the provisions hereof It is accordingly hereby agreed by all parties that no objection to the form of the action or the relief prayed for in any proceeding for sped tic performance of this Agreement shall be raised by any party, in order that such relief may be expeditiously obtained by an aggrieved party. All parties may proceed to protect and enforce their rights hereunder by a suit in equity, transaction at law or other appropriate proceeding, whether for specific performance or for an injunction against a violation of the terms hereof or in aid of the exercise of any right, POWER OR REMEDY granted hereunder or by law, equity or statute or otherwise. No course of dealing and no delay on the part OF any party hereto in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice its rights, powers or remedies, and no tight, power OR REMEDY CONFERRED HEREBY shall be exclusive of ANY OTHER tight, power or remedy referred to herein or now or hereafter available at law, in equity, by statute OR otherwise.

28. FURTHER Assurances. The Seller agrees to execute, acknowledge, sea] and deliver, after the date hereof without additional consideration, such further assurances, instruments and documents, and to take such further actions, as the Purchaser may reasonably request in order to fulfill the intent of this Agreement and the transactions CONTEMPLATED hereby.


     29. Use of Genders. Whenever used in this Agreement, the singular shall INCLUDE the plural and vice versa, and the use of any gender shall include all genders and the neuter.


     IN WITNESS WHEREOF, the parties hereto HAVE executed and delivered this Agreement under seal, with the intention of making it a sealed instrument, on the date first above written.


     SELLER:

COMPUTER  HARDWARE  CORPORATION,
a  Panamanian  corporation



By:  /s/  Lenka  Adaincikova
_____________________________
  Name:  Lenka  Adaincikova
  Its:  President  and  Director


Purchaser:

Marketcentral.net  Corp.  Inc.
A  Texas  corporation

By:  /s/  Paul  Taylor
_______________

NAME:PAUL  TAYLOR
     Chairman